UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 8, 2021

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2021, Albertsons Companies, Inc. (the "Company") entered into Amendment No. 1 to the Registration Rights Agreement (the "Registration Rights Agreement"), dated June 9, 2020, with certain parties thereto (the "Amendment"). Any terms not defined herein shall have the meanings set forth in the Registration Rights Agreement.

The Company and the Majority Investors Holders agreed to enter into the Amendment in part due to the Company qualifying as a "well-known seasoned issuer" under Rule 405 of the Securities Act as of the execution date of the Amendment. The Company and the Majority Investors Holders entered into the Amendment through a mutually collaborative process in advance of December 9, 2021.

Pursuant to the Amendment, the Majority Investors Holders and the Company agreed to amend Section 2.11(a) of the Registration Rights Agreement with respect to the filing of the Preferred Investors Registration Statement.

In lieu of filing and causing to be effective the Preferred Investors Registration Statement by December 9, 2021, the Company will be obligated to file the Preferred Investors Registration Statement upon demand of a Majority Investors Holder as set forth in the Amendment. A Majority Investors Holder must provide notice to the Company at least seven days before the requested filing date of the Preferred Investors Registration Statement if the Company is a "well-known seasoned issuer" under Rule 405 of the Securities Act or at least thirty days before the requested filing date of the Preferred Investors Registration Statement if the Company is not a "well-known seasoned issuer" under Rule 405 of the Securities Act. The Amendment did not amend any other section of the Registration Rights Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which will be filed with the filing of the Company's next periodic report with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

December 9, 2021	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary